SBC Medical Group Holdings, Inc.

2024 Third Quarter

Financial Highlights

November 2024

Disclaimer

This presentation contains certain financial measures that are not recognized under generally accepted accounting principles in the United States ("GAAP"), including EBITDA and EBITDA margin. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, see GAAP to Non-GAAP Measures Reconciliation. This presentation contains forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "may," "will," "expect," "anticipate," "future," "aim," "estimate," "intend," "seek," "plan," "believe," "potential," "continue," "ongoing," "target," "guidance," "is/are likely to" and similar statements. In addition, statements that are not historical facts, including statements about SBC Medical's strategies and business and operational plans, management's beliefs, outlook, expectations and guidance regarding the growth of its business, revenue and return on investments, capital policy in this presentation, are or contain forward-looking statements. SBC Medical may also make forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission (the "SEC"), in announcements made on its website, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Forward-looking statements involve inherent risks and uncertainties. A number of factors could cause actual results to differ materially from those contained in any forward-looking statement. Further information regarding these and other risks is included in SBC Medical's filings with the SEC. All information provided in this presentation is as of the date of this presentation and are based on assumptions that we believe to be reasonable as of this date, and SBC Medical does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

3Q24 YTD Highlights: Growth Across the Board

SBC Medical Group Holdings, Inc.

- Almost all key figures have experienced growth relative to 3Q23 YTD.

SBC Medical Group Holdings Key Financials (24Q3 YTD)

Total revenues	EBITDA*1	EBITDA Margin*2
$160M (YoY +23%)	$68M (YoY +21%)	42% (YoY (1)pt)

Net Income attributable to SBC Medical Group Holdings Incorporated	ROE (annualized) *3	EPS (basic) *4
$40M (YoY +60%)	31% (YoY +1pt)	$0.42 (YoY +56%)

Franchise Clinics Key Figures

Number of Franchise clinics
- Sep24

224clinics (vs Sep23 +24 clinics)

Number of customers
(Excl. free counseling)
- Oct23 - Sep24

4.3M (YoY +13.5%)

*1 EBITDA = Income from operations + Depreciation and amortization expense
*2 EBITDA Margin (%) = EBITDA / Total revenues
*3 ROE = Net income attributable to SBC Medical Group Holdings Incorporated (annualized) / Average of SBC Medical Group Holdings Incorporated's stockholder's equity (beginning of the period and end of the period)
*4 EPS (basic) = Net income attributable to SBC Medical Group Holdings Incorporated / Weighted average shares outstanding

Revenue Growth Driven by Diverse Services

SBC Medical Group Holdings, Inc.

- Revenue has steadily increased in line with the expansion of number of clinics.
- Management services decreased mainly by the stop of staffing services.



(mm US$)
131.1
+19.9
+9.6
(9.2)
+6.5
+2.8
160.9
+15.1
176.1
23Q3 YTD
Royalty income
Procurement services
Management services
Rental services
Others
24Q3 YTD
FX*
24Q3 YTD Adjusted for FX impact

*Exchange Rate(Year-To-Date Ave.)
23Q3 138.102 JPY/USD
24Q3 151.127 JPY/USD

EBITDA*1 Growth Driven by Top Line

- EBITDA has also been steadily increased.
- "Stock-based compensation expenses" is one time expense related to the listing process.


(mm US$)
+29.8
(1.5)
(1.1)
(4.3)
(12.8)
+2.2
+12.8
+6.4
56.3
68.4
87.7
23Q3 YTD
Revenue growth
Cost of revenues
Salaries and welfare
Consulting and professional service fees
Stock-based compensation expenses
Others
24Q3 YTD
Stock-based compensation expenses
FX*2
24Q3 YTD Adjusted for FX impact and one-time expenses

*1 EBITDA = Income from operations + Depreciation and amortizations
*2 Exchange Rate(Year-To-Date Ave.)
23Q3 138.102 JPY/USD
24Q3 151.127 JPY/USD

Robust Balance Sheet Positioned for Growth

SBC Medical Group Holdings, Inc.

- SBC's balance sheet is strong with ample cash and borrowing capacity.

Key Balance Sheet Figures (as of September 30, 2024)

US$137mn
Cash and cash equivalents

0.03x
D/E Ratio*1

279%
Current Ratio*2

69%
Capital Ratio*3

Selected items from Balance Sheet

(mm US$)	Dec 31, 2023	June 30, 2024	Sep 30, 2024	QoQ
Total assets	**258**	**255**	**296**	**+41**
Total current assets	165	169	202	+32
Cash and cash equivalent	103	103	137	+33
Property and equipment, net	13	11	13	+1
Intangible assets, net	19	14	16	+1
Long-term investments in MCs −related parties	19	17	19	+2
Total liabilities	**114**	**94**	**90**	**(3)**
Current liabilities	92	75	72	(2)
Total Stockholder's equity	**143**	**160**	**205**	**+44**
SBC Medical Group Holdings Incorporated's stockholders' equity	142	160	204	+44

*1 D/E Ratio = Total Debt / Total Stockholders' equity
*2 Current Ratio = Total current assets / Total current liabilities
*3 Capital Ratio = SBC Medical Group Holdings Incorporated's stockholder's equity / Total assets

Public Shareholder Driven Capital Policy

- Shareholder return, growth investment, and building a strong capital base are all important considerations to ensure value creation reflecting our commitment to public shareholders.

Shareholder Return	• Maximizing SBC's shareholder value with robust business growth
Growth Investment	• SBC prioritizes continuous investment in both organic and inorganic growth opportunities to expand our franchise network
Building Capital Base	• To support SBC's sustainable growth, building a strong capital base is another vital factor in our capital policy

Appendix

Income Statement (Consolidated)

SBC Medical Group Holdings, Inc.

Income Statement

(mm US$)	FY23 YTD	23Q3 YTD	24Q3 YTD	% YoY	23Q3	24Q3	% YoY
Total revenues	193	131	160	+23%	47	53	+12%
Royalty income	42	25	45	+79%	8	15	+82%
Procurement services	53	34	44	+28%	8	17	+96%
Management services	72	53	44	(17)%	22	12	(47)%
Rental services	7	4	11	+139%	1	4	+208%
Other	18	12	15	+23%	5	3	(34)%
Cost of Revenues	56	37	38	+4%	13	9	(29)%
Gross Profit	137	93	122	+30%	33	43	+29%
Operating expenses	66	47	56	+20%	13	29	+118%
Income from operations	70	46	65	+41%	20	13	(31)%
Net income attributable to SBC Medical Group Holdings Incorporated	39	25	40	+60%	8	2	(66)%

Operating Expenses

(mm US$)	23Q3 YTD	24Q3 YTD	% YoY
Total operating expenses	47	56	+20%
Salaries and welfare	20	21	+6%
Depreciation and amortization expense	8	1	(78)%
Consulting and professional service fees	5	10	+74%
Office, utility and other expenses	5	5	+(7)%
Other	7	18	+153%

Balance Sheet (Consolidated)

SBC Medical Group Holdings, Inc.

(mm US$)	Dec 31, 2023	June 30, 2024	Sep 30, 2024	QoQ
Total assets	**258**	**255**	**296**	**+41**
Total current assets	165	169	202	+32
Cash and cash equivalent	103	103	137	+33
Account receivable – related parties	33	23	27	+3
Customer loans receivable	8	14	16	+1
Other assets	20	27	20	(6)
Total non-current assets	92	85	94	+8
Property and equipment, net	13	11	13	+1
Intangible assets, net	19	14	16	+1
Customer loans receivable	6	6	6	(0)
Long-term investments in MCs – related parties	19	17	19	+2
Other assets	33	34	38	+4

(mm US$)	Dec 31, 2023	June 30, 2024	Sep 30, 2024	QoQ
Total liabilities	**114**	**94**	**90**	**(3)**
Total current liabilities	92	75	72	(2)
Accounts payable	26	14	14	+0
Notes payable –related parties	3	9	10	+0
Advances from customers – related parties	23	15	18	+3
Income tax payable	8	12	8	(4)
Other current liabilities	30	22	20	(1)
Total non-current liabilities	22	19	18	(1)
Notes payable – related parties	11	14	11	(2)
Other non-current liabilities	10	5	6	+1
Stockholder's equity	**143**	**160**	**205**	**+44**
SBC Medical Group Holdings Incorporated's stockholders' equity	142	160	204	+44

Cash Flows (Consolidated)

SBC
Medical Group Holdings, Inc.

(mm US$)	FY23 YTD	23Q3 YTD	24Q3 YTD	% YoY
Net cash provided by operating activities	50	22	27	+23%
Net cash provided by (used in) investing activities	1	8	(5)	(164)%
Net cash provided by financing activities	6	6	11	+85%
Effect of changes in foreign currency exchange rate	(7)	(11)	0	-
Net change in cash and cash equivalents	51	25	34	+85%
Cash and cash equivalents as of the beginning of the period	51	51	103	+99%
Cash and cash equivalents as of the end of the period	103	77	137	+77%

Reconciliation Table on Non-GAAP Financials

	(mm US$)	23Q3 YTD	24Q3 YTD	23Q3	24Q3
(A)	Total Revenues	131	160	47	53
(B)	Income from operations	46	65	20	13
(C)	Depreciation and amortization expense	9	2	3	1
(D) =(B)+(C)	**EBITDA**	**56**	**68**	**23**	**14**
(E) =(D)／(A)	***EBITDA Margin***	*43%*	*42%*	*49%*	*28%*